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                          UNITED STATES SECURITIES AND
                              EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                JANUARY 17, 2000
                                ----------------


                           COMMERCIAL INTERTECH CORP.
             (Exact name of registrant as specified in its charter)

                                     1-10697
                            ------------------------
                             Commission File number


             OHIO                                          34-0159880
-------------------------------                         ----------------
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                          Identification No.)

1775 LOGAN AVENUE, YOUNGSTOWN, OHIO                         44501-0239
----------------------------------------                ----------------
(Address of principal executive offices)                    (Zip Code)


       Registrant's telephone number, including area code: (330) 746-8011


          ____________________________________________________________
          (Former name or former address, if change since last report)



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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.       OTHER EVENTS

              On January 17, 2000, the Registrant announced its pending acquisition by Parker-Hannifin Corporation ("Parker") pursuant to an Agreement and Plan of Merger (the "Agreement"), dated as of January 14, 2000, by and between Parker and the Registrant in a press release issued on January 17, 2000. A copy of the Press Release and the Agreement are attached hereto as Exhibit
99.01 and Exhibit 10.30, respectively, and are incorporated by reference herein.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

                99.01 Press Release dated January 17, 2000, regarding the Registrant's pending acquisition by Parker-Hannifin Corporation (filed herewith)

                10.30 Agreement and Plan of Merger dated January 14, 2000, by and between Parker-Hannifin Corporation and the Registrant (filed herewith).


                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           COMMERCIAL INTERTECH CORP.

Date     January 20, 2000                  By       /s/ Steven J. Hewitt
      -------------------------                  -------------------------------
                                                 Steven J. Hewitt
                                                 Senior Vice President and
                                                 Principal Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.   DESCRIPTION

     10.30 Agreement and Plan of Merger, dated January 14, 2000, by and between Parker-Hannifin Corporation and the Registrant.

     99.01          Press Release of the Registrant, dated January 17, 2000.